POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero	Karen M. Bohn
Michael J. Pelzel	Ronald L. Guzior
Jason J. Poor	Shweta Jhanji
Mark Gorham	Jean B. Keffeler
Michael J. Madden	Mark D. Scalercio
Stephen P. Blaske	Gregg L. Ewing

Do hereby jointly and severally authorize Dixie L. Carroll, Frank Cias, David H. Weiser or Nicole D. Wood to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated March 5, 2020

/s/ Gumer C. Alvero	/s/ Karen M. Bohn
_______________________________________________________	_______________________________________________________
Gumer C. Alvero	Karen M. Bohn
Chairman, President and Chief Executive Officer	Director
/s/ Michael J. Pelzel	/s/	Ronald L. Guzior
_______________________________________________________	_______________________________________________________
Michael J. Pelzel	Ronald L. Guzior
Senior Vice President – Corporate Tax	Director
/s/ Jason J. Poor	/s/	Shweta Jhanji
______________________________________________________	_______________________________________________________
Jason J. Poor	Shweta Jhanji
Director	Senior Vice President and Treasurer
/s/ Stephen P. Blaske	/s/ Jean B. Keffeler
_______________________________________________________	_______________________________________________________
/s/ Stephen P. Blaske	Jean B. Keffeler
Senior Vice President and Chief Actuary	Director
Mark Gorham	/s/ Mark D. Scalercio
_______________________________________________________	_______________________________________________________
/s/ Mark Gorham	Mark D. Scalercio
Director, Vice President – Insurance Product	Director
Development
/s/ Michael Madden	/s/	Gregg L. Ewing
_______________________________________________________	_______________________________________________________
Michael Madden	Gregg L. Ewing
Director	Vice President, Chief Financial Officer and Controller

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource of New York Variable Annuity Account 1		811-07475
Privileged Assets Select Annuity	333-139767

RiverSource of New York Variable Annuity Account 2		811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio	333-139772
RiverSource Endeavor Select Variable Annuity	333-139764
RiverSource FlexChoice Select Variable Annuity	333-144422
RiverSource Innovations Select Variable Annuity	333-139764
RiverSource Innovations Variable Annuity	333-139764
RiverSource of New York Account 4		811-3500

RiverSource Variable Retirement & Combination Annuities	2-78194
RiverSource Employee Benefit Annuity	33-52567
RiverSource Flexible Annuity	33-4174

RiverSource of New York Account 7		811-4913

Life Vest Single Premium Variable Life Insurance Policy	33-10334

RiverSource of New York Account 8		811-05213

RiverSource Succession Select Variable Life Insurance	333-42257
RiverSource Variable Universal Life Insurance	33-15290
RiverSource Variable Second-To-Die Life Insurance	33-62457
RiverSource Variable Universal Life Insurance III	333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV –	333-44644
Estate Series
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 –	333-183262
Estate Series
RiverSource Variable Universal Life 6 Insurance	333-227507

RiverSource of New York Variable Annuity Account		811-07623
RiverSource Flexible Portfolio Annuity	333-03867
RiverSource Retirement Advisor Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource	333-91691
Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource	333-91691
Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource	333-91691
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor
4 Access Variable Annuity
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable	333-91691
Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable	333-179335
Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/30/2012 but prior to 4/29/2013)
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable	333-186220
Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/29/2013)
RiverSource RAVA 5 Choice Variable Annuity	333-229361

RiverSource RAVA 5 Advantage Variable Annuity (offered for contract applications	333-230375
signed on or after 4/29/2019)

	1933 Act No.	1940 Act No.
RiverSource RAVA 5 Access Variable Annuity (offered for contract applications	333-237300
signed on or after 6/19/2020)

RiverSource of New York Account SBS		811-6560
RiverSource Symphony Annuity	33-45776